Exhibit 99.2

EXECUTION COPY

AMENDMENT NO. 1 dated as of March 2, 2009 (this “Amendment”), to the Credit Agreement dated as of June 5, 2008 (the “Credit Agreement”), among INGERSOLL-RAND COMPANY LIMITED, INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED, the several banks and other financial institutions from time to time parties thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CREDIT SUISSE SECURITIES (USA) LLC and GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agents, and J.P. MORGAN SECURITIES INC., CREDIT SUISSE SECURITIES (USA) LLC and GOLDMAN SACHS CREDIT PARTNERS, L.P., as joint lead arrangers and joint bookrunners. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Banks have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS the Borrower and IR Parent have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS the undersigned Banks are willing to amend such provisions of the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments. (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following terms in proper alphabetical order:

“Amendment No. 1” means Amendment No. 1 dated as of March 2, 2009, to this Agreement.

“Amendment No. 1 Effective Date” means the date on which Amendment No. 1 shall have become effective in accordance with its terms.

“Subsequent Parent Company” has the meaning assigned to such term in the definition of the term “IR Parent” in this Section 1.1.

(b) The definition of the term “ERISA Group” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting footnote 1 at the end thereof.

(c) The definition of the term “IR Parent” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“IR Parent” shall mean, except as otherwise expressly provided herein and except as the context may otherwise require, (x) until such time as a Subsequent Parent Company shall become a party hereto, Ingersoll-Rand

Company Limited or (y) the Subsequent Parent Company. For purposes of this Agreement, the “Subsequent Parent Company” shall be the Person that becomes the owner, directly or indirectly, of 100% of the outstanding shares of common stock of, or otherwise merges, amalgamates or consolidates with, Ingersoll-Rand Company Limited (or, if applicable, the existing Subsequent Parent Company) in a transaction where the direct or indirect holders of the capital stock of Ingersoll-Rand Company Limited (or, if applicable, the existing Subsequent Parent Company) that are entitled to vote generally in the election of the board of directors of such company immediately following such transaction are substantially the same as the holders of such capital stock immediately prior to the consummation of such transaction, so long as such Person (1) executes and delivers a copy of this Agreement (whereupon such Person shall become a party to this Agreement with the same force and effect as if such Person had executed this Agreement as “IR Parent” on the Closing Date), (2) becomes a Guarantor pursuant to the terms of Section 9.13(h) hereof and (3) is organized under the laws of Bermuda, Ireland, the United States of America (or any State thereof or the District of Columbia) or any other jurisdiction that is, after consultation with the Banks, reasonably satisfactory to the Administrative Agent (it being understood that, upon the consummation of such transaction and compliance with the requirements set forth in the immediately preceding clauses (1), (2) and (3), the existing Subsequent Parent Company shall no longer be “IR Parent” for purposes of this Agreement). Notwithstanding the foregoing, on and after such time as a Subsequent Parent Company shall become a party hereto, Ingersoll-Rand Company Limited and each Person that, prior to such time, was the Subsequent Parent Company shall continue to be bound by the covenants set forth in Sections 5.6, 5.7 and 5.9 as if it were IR Parent.

(d) Section 2.7(f) of the Credit Agreement is hereby amended by replacing each occurrence of the text “IR Parent” in such Section with the text “the Borrower”.

(e) Section 4.3 of the Credit Agreement is hereby amended by replacing the first reference to the text “the Borrower” therein with the text “each Loan Party” and by replacing the second reference to the text “the Borrower” therein with the text “such Loan Party”.

(f) Section 5.3 of the Credit Agreement is hereby amended by replacing the text “or” immediately prior to clause (ii) of such Section with the text “,” and by inserting the following new clause (iii) immediately after clause (ii) of such Section:

or (iii) any transaction with respect to the Borrower or IR Parent that is expressly permitted by Section 5.7

(g) Section 5.6(a)(v) of the Credit Agreement is hereby amended by inserting immediately after each reference to the text “any state thereof” therein, the text “or the jurisdiction of organization of IR Parent”.

(h) Section 5.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Neither the Borrower nor IR Parent will (i) consolidate, amalgamate or merge with or into any other Person, unless (A) the company surviving such consolidation, amalgamation or merger is either IR Parent or any direct or indirect wholly-owned Subsidiary of IR Parent and (B) immediately after giving effect to such consolidation, amalgamation or merger, no Default shall have occurred and be continuing or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any other Person, unless (A) the applicable purchaser, lessee or transferee is either IR Parent or any direct or indirect wholly-owned Subsidiary of IR Parent (including, without limitation, through a liquidation, dissolution, liquidating distribution or equivalent transaction under the laws of the applicable jurisdiction), (B) immediately after giving effect to such transfer, no Default shall have occurred and be continuing and (C) except in the case of any such transaction involving the sale of all or substantially all of the assets of the Borrower (which transactions shall be subject to the last sentence of this Section 5.7), such purchaser, lessee or transferee explicitly agrees to be bound by the terms of Section 5.6 and this Section 5.7 as if it were a Borrower. Notwithstanding the foregoing, in the case of any transaction permitted by this Section 5.7 whereby the Borrower is not the surviving company of a merger, amalgamation or consolidation (in the case of a transaction permitted by clause (i) of this Section 5.7) or is the transferor (in the case of a transaction permitted by clause (ii) of this Section 5.7), then the entity that is the surviving company or the transferee, as the case may be, shall (x) affirmatively agree, in a writing satisfactory to the Administrative Agent, to be bound by the terms of this Agreement and assume the obligations hereunder of the Borrower (and shall thereafter be deemed to be the Borrower for purposes of this Agreement) and (y) be organized and exist under the law of Bermuda, Ireland, the United States of America (or any State thereof or the District of Columbia) or any other jurisdiction that is reasonably satisfactory to the Administrative Agent; provided that, with respect to any such other jurisdiction, (A) the Administrative Agent (who shall promptly notify each Bank) shall have received reasonable advance notice (which, in any event, shall be at least 20 Domestic Business Days prior to the proposed effective date of such change in the jurisdiction of organization) from the Borrower of the proposed merger, amalgamation, consolidation or transfer and the resulting change in the jurisdiction of organization of the Borrower to such other jurisdiction, (B) neither the Borrower nor the Administrative Agent shall have been notified by any Bank that it and its Affiliates are prohibited from extending credit or lending to a Person in such other jurisdiction and (C) without limiting the applicability of Article VIII, the Borrower shall have agreed, in writing in form and substance reasonably satisfactory to the Administrative Agent, to indemnify each Bank, within 30 days after delivery by such Bank of a written demand listing the amounts to be indemnified, together with calculations in reasonable detail supporting such amounts, for (1) the increased cost of making or maintaining any Loan or other extension of credit hereunder to such Person and (2) the reduction, as deemed material by such Bank, of any sum received or receivable by such Bank (or its Applicable Lending Office), in each case, by reason of the fact that such Person is organized under the laws of such other jurisdiction; provided further that, other than increased costs or reductions in amounts receivable required by applicable law or regulation in existence at the time the Borrower’s jurisdiction of organization changes which are notified to the Borrower at least ten Domestic Business Days prior to the proposed effective date of such change in the jurisdiction of organization, no such compensation may be claimed in respect of any Loan or other extension of credit hereunder for any period prior to the date 60 days before the date of notice by such Bank to the Borrower of its intention to make claims therefor.

(i) Section 6.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) the Borrower or IR Parent (or, solely with respect to the failure to observe or perform the covenants contained in Sections 5.6 and 5.7, any Subsidiary that becomes bound by such covenant in accordance with the terms thereof) shall fail to observe or perform any covenant contained in Section 5.5 to 5.9, inclusive;

(j) Section 6.1(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(j) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended), other than pursuant to a transaction contemplated by the definition of “Subsequent Parent Company” whereby a Person shall become the Subsequent Parent Company, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 25% or more of the outstanding shares of common stock of IR Parent; or, during any period of 25 consecutive calendar months, directors of Ingersoll-Rand Company Limited on the date hereof (the “Current Board”), or such directors who are recommended or endorsed for election to the board of directors of IR Parent by a majority of the Current Board or their successors so recommended or endorsed, shall cease to constitute a majority of the board of directors of IR Parent; or IR Parent shall have ceased to own, directly or indirectly, 100% of the outstanding shares of common stock of the Borrower;

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and IR Parent represents and warrants to each of the Banks and the Administrative Agent that, immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Credit Agreement (other than the representation and warranty set forth in Section 4.5 of the Credit Agreement) are true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate only to an earlier date; (b) except for the litigation disclosed under the headings “The European Commission Investigation” and “Bath and Kitchen Fixtures Antitrust Litigation and U.S. Department of Justice Competition Investigations” in Trane Inc.’s report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2007, there is no action, suit or proceeding pending against, or to the knowledge of IR Parent threatened against or affecting, IR Parent or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would materially adversely affect the businesses, consolidated financial position or consolidated results of operations of IR Parent and its Consolidated Subsidiaries, taken as a whole, or which in any manner draws into question the validity of the Credit Agreement or the Notes; and (c) no Default or Event of Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written (the “Effective Date”) on the date on which (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) IR Parent and (iii) the Required Banks, (b) Amendments No. 1 to each of the 2004 5-Year Existing Credit Agreement, the 2005 5-Year Existing Credit Agreement and the June 27 Credit Agreement (as defined below) have become effective in accordance with their respective terms and (c) the Administrative Agent shall have received all amounts due and payable on or prior to the Effective Date, including, the reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower or IR Parent in connection with this Amendment. “June 27 Credit Agreement” shall mean the Credit Agreement dated as of June 27, 2008, among IR Parent, the Borrower, the several banks and other financial institutions from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent, Bank of America, N.A., Deutsche Bank Securities Inc., The Bank of Tokyo-Mitsubishi Ltd., New York Branch, BNP Paribas and William Street LLC, as documentation agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic (i.e., “pdf”) transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Banks, the Administrative Agent, the Borrower or IR Parent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

INGERSOLL-RAND COMPANY LIMITED,

by	/s/ BARBARA A. SANTORO
Name:	Barbara A. Santoro
Title:	Vice President – Corporate Governance and Secretary

INGERSOLL-RAND GLOBAL HOLDING COMPANY LIMITED,

by	/s/ BARBARA A. SANTORO
Name:	Barbara A. Santoro
Title:	Vice President & Secretary

[Amendment No. 1 to 06/05/08 Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank,

by	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managing Director

[Amendment No. 1 to 06/05/08 Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH,

by	/s/ KARL M. STUDER
Name:	Karl M. Studer
Title:	Director

[Amendment No. 1 to 06/05/08 Credit Agreement]

GOLDMAN SACHS BANK U.S.,

by	/s/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

[Amendment No. 1 to 06/05/08 Credit Agreement]

GOLDMAN SACHS CREDIT PARTNERS, L.P.,

by	/s/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

[Amendment No. 1 to 06/05/08 Credit Agreement]